Rule 497(e)
Registration Nos. 333-174332 and 811-22559

FIRST TRUST EXCHANGE-TRADED FUND IV
(the “Trust”)

FIRST TRUST ENHANCED SHORT MATURITY ETF
(the “Fund”)

SUPPLEMENT TO THE FUND’S PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION
AND SUMMARY PROSPECTUS DATED MARCH 1, 2019

DATED APRIL 18, 2019

Notwithstanding anything to the contrary in the Fund’s Prospectus, Statement of Additional Information or Summary Prospectus, effective March 18, 2019, Christina L. Fletcher, Portfolio Manager of First Trust Advisors L.P. (“First Trust”), began serving as a member of the Fund’s portfolio management team.

Ms. Fletcher joined First Trust in 2019 as a Portfolio Manager for the Investment Grade Fixed Income Team and has 21 years of investment experience. Prior to joining First Trust, Ms. Fletcher was Vice President and Portfolio Manager for Northern Trust Global Asset Management. Ms. Fletcher also served on the Northern Trust Global Asset Management’s Credit Strategy Committee. Her previous positions also include Portfolio Manager and Credit Analyst at Security Global Investors and Portfolio Manager and Credit Analyst at Horizon Cash Management. Ms. Fletcher has extensive experience in portfolio management of ultrashort cash strategies and investment grade institutional mandates. Ms. Fletcher received a B.S. in Business/Finance from Missouri State University (formerly Southwest Missouri State University). Ms. Fletcher has passed Level 1 of the CFA and is a member of the CFA Institute and CFA Society of Kansas City.

As of April 17, 2019, Christina L. Fletcher did not beneficially own any shares of the Fund.

As of April 17, 2019, Christina L. Fletcher did not manage any investment vehicles other than the Fund.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS, STATEMENT OF ADDITIONAL
INFORMATION AND SUMMARY PROSPECTUS FOR FUTURE REFERENCE